UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09134

Manor Investment Funds
(Exact name of registrant as specified in charter)

15 Chester Commons, Malvern, PA 19355
(Address of principal executive offices)

Daniel A. Morris
15 Chester Commons, Malvern, PA 19355
(Name and address of agent for service)

Registrant s telephone number, including area code:  610-722-0900

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270-30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ( OMB ) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection if information under the clearance requirement of 44 U.S.C. 3507.

Item 1. Reports to Stockholders.

Manor Fund (MNRMX)

Manor Growth Fund (MNRGX)

Manor Bond Fund (MNRBX)

Annual Report
December 31, 2013

Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900     800-787-3334
www.manorfunds.com

Managed by:
Morris Capital Advisors, LLC

December 31, 2013

Dear Fellow Shareholders:

Our funds continue to prosper by consistently applying the conservative investment approach that has been successful over so many years.

Climbing to the Top

During the Christmas week we were able to travel to Phoenix, Arizona as a family to visit my daughter Elizabeth and her husband Darren.  Since Liz and Darren were at work for several of the days, Anne, Kathryn and I spent some time hiking through the mountain preserves that surround the city.  The terrain is rocky and desolate, with hardscrabble vegetation, making the hiking somewhat difficult, despite the moderate weather.  I can’t imagine what it must have been like for early settlers traversing that terrain without the luxury of bottled water and sturdy hiking boots.  Our reward, however, was reaching the top of those climbs and seeing the expanse of the Phoenix area stretched out to the surrounding mountains.

Just a few years ago, the financial markets seemed to be struggling with the market equivalent of some desolate terrain.  The cumulative effect of aggressive borrowing, lax lending standards, opaque structured securities, and leveraged financial institutions contributed to a credit bubble that affected the entire global financial marketplace when it burst.  It took several years for the financial bailouts and unprecedented Fed liquidity injections to help get the markets surpass the levels of 2007, and after 30+% returns of this past year, it must feel as if we have climbed back to the top of that mountain.

But, as is so often the case, the extreme measures that have brought us to this point bring with them a cost that may not be readily apparent.  The tremendous expansion of the Fed balance sheet has created a financial commitment that may take years to unwind.  The Fed used its ability to create money to fund its liquidity injections, and at some point this will need to be reversed.  The Fed already started to “taper” its security purchases, but that is only the beginning of the process necessary to unwind its portfolio.  If the Fed’s actions over the past several years helped the financial system, then the reversal of those policies should, by definition, have the opposite effect.

The impressive run in the stock market was also fueled somewhat by a collapse in the cost of borrowing as a result of low interest rates and continued demand for bond investments.  These lower costs, and ready financing, helped companies lower the cost of capital used to finance dividend hikes and stock buybacks.  That lower cost of capital has also enabled companies to focus on productivity enhancing investments, rather than raising hiring.  This tendency to focus on inexpensive capital rather than labor has been compounded further by the relatively higher costs for labor as a result of looming regulatory and health-care requirements.

As the year came to an end we started to see some improvement in aggregate economic activity.  Weekly unemployment claims moderated, some of the surveys measuring management expectations for business and employment also improved, and revisions to GDP growth for the previous quarter were positive.  Corporate earnings announcements during the quarter also seemed to include fewer reductions in forward guidance.  Some of these “forward looking” measures have raised expectations for continued economic improvement, but it is too early to know if the rebound will create the self-sustaining economic momentum needed to enable a return to more “normal” economic policies.

The Manor Fund

The Manor Fund rose 37.07%, net of all fees and expenses, during the calendar year ending December 31, 2013, outperforming both the S&P 500 index return of 32.39% and comparable mutual funds as measured by the Lipper Large-Cap Core mutual fund index return of 31.80%.  While the Fund underperformed both indices during the trailing 3 year and 5 year periods, it continues to outperform both the S&P 500 index and comparable mutual funds for the trailing 10 years with an annualized return of 7.74% for the fund, compared to an annualized return of 7.40% for the S&P 500 index, and 6.70% for comparable mutual funds as measured by the Lipper index.

During the year ending December 31, 2013, the Manor Fund was helped by strong performance from Activis, Plc, AmerisourceBergen Corp., BE Aerospace, Inc., Walt Disney Company, and Valero Energy Corp.  The shares of Activis rose steadily throughout the year.  The company reported quarterly earnings above expectations, and raised earnings guidance several times.  The shares received a boost from the announced acquisition of Warner Chillcott by Activis and also benefitted from the announcement of several new drug applications or successful rollouts of new generic drugs.  AmerisourceBergen also rose steadily throughout the year.  The company reported strong revenue and earnings growth each quarter, announced a strategic relationship with Walgreens, the divestiture of some non-core businesses, and an increase in the dividend.  The shares of BE Aerospace also rose steadily throughout the year.  The company reported strong revenue and earnings growth and a steady increase in its order backlog.  The stock was also helped by the expectations that improving economies throughout the world would increase the demand for new aircraft and the refurbishment of existing aircraft.  The shares of Walt Disney rose early in the year and then again at year-end.  The stock rose after the company reported revenue and earnings above expectations and a better revenue mix among its divisions during the 1st quarter.  The shares performed in line with the market over the balance of the year before rising again late in December.  The shares of Valero Energy jumped early in the year after a strong 1st quarter earnings report, but then fell through much of the year.  Concerns about the potential costs to comply with proposed changes in gasoline standards and supply constraints given repeated delays in approval for the Keystone pipeline weighed on the stock.  The stock recovered its losses and rose steadily through the balance of the year after the company reported revenue and earnings above expectations in October.  The shares were also helped by the potential for lower costs for Renewable Identification Numbers if ethanol requirements are reduced.

Notable laggards during the year include Newmont Mining Corp., Diamond Offshore Drilling, AES Corporation, Exelon Corp., and IBM Corp.   Newmont Mining, a gold and copper producer, fell steadily throughout the year.  The company announced disappointing revenue and earnings several times, and suffered from declining prices for its primary commodities.   Diamond Offshore, an operator of offshore drilling rigs, fell during the second half of the year after the company reported disappointing revenues.  The revenue shortfall was due to declines in the day rates for the company’s drilling rigs and customer non-payments during the final quarter.  AES Corporation and Exelon, two energy companies, fell after quarterly reports that were short of expectations.  The AES report in December caused a decline that completely wiped out the positive trend that was in place.  Exelon shares fell through much of the year as the shares were pressured by concerns about increasing financing costs, ongoing costs associated with decommissioning nuclear power plants, and a change in dividend policy.  The shares of IBM were also weak during that latter portion of the year.  The company reported earnings several quarters that were above expectations, but revenue growth was weak.  Investors were also disappointed that revenue and earnings guidance did not indicate an improvement in underlying business.  The stock rose later in the year, but the rebound was not enough to generate anything more than a modest positive return for the year.

The Growth Fund

The Manor Growth Fund rose 35.05% net of all fees and expenses, during the calendar year ending December 31, 2013, outperforming the S&P 500 index return of 32.39%.   The Fund continues to outperform both the S&P 500 index and comparable mutual funds as measured by the Lipper Large-Cap Growth mutual fund index during the trailing 5-years, and since inception, with returns of 20.09% and 4.30% for the Fund, compared to 17.94% and 4.01% for the S&P 500, and 19.37% and 1.57% for the Lipper index.

During the year ending December 31, 2013 the Growth Fund was helped by strong performance from Master Card, Inc., Constellation Brands, Inc., Gilead Sciences, Inc., Thermo Fisher Scientific, and Celgene Corp.  MasterCard rose steadily throughout the year.  The company reported earnings above expectations each quarter, with strong revenue growth. Late in the year the company announced a 10 for 1 stock split, an 83% increase in the quarterly dividend, and an increase in its share repurchase program.  The stock split does not create any additional economic value, but it does reduce the share price to a range that is more accessible to typical investors.   Constellation Brands, a distributor of Corona Beer, wine and other beverages, fell early in the year on concerns about potential litigation by the DOJ regarding Constellation’s acquisition of the balance of the distribution rights for Corona beer.  When this issue was resolved the shares rebounded and then rose further in reaction to a string of positive earnings reports.  The shares of Thermo Fisher Scientific rose throughout the year as this steady performer continued to report earnings above expectations.  The stock was also supported by investor expectations of a positive impact from some asset sales.  Celgene also rose throughout the year as the company reported strong revenue and earnings growth and announced a number of positive results from several drug studies in the pipeline for this bio-tech company.

Weak holdings during the year include Edwards LifeSciences, Verifone Systems, Inc., Coach Inc., Harris Corporation, and Abbott Laboratories.  Edwards LifeSciences declined as a result of weak earnings and analyst downgrades.  The company is experiencing a slower adoption rate for its new heart valve and faces the prospect of increased competition from larger rivals.  Both factors are contributing to lowered growth expectations for this medical device maker.  The shares of Verifone Systems fell early in the year and struggled to recover.  The shares of this payment processor were hurt by poor operating results, competition from larger rivals, and problems related to their attempt to expand market share in Europe.  The shares of Coach were also hurt by poor operating results.  This retailer has experienced a slowdown in both the domestic and international growth as a result of unsuccessful forays into other apparel lines, a lack of momentum from its core brands, and competition from other faster-growing fashion retailers.  The shares of Harris fell early in the year as this maker of communications equipment for commercial and defense applications faced the prospect of lower revenue growth; especially in the defense segments impacted by sequester spending cutbacks.  Abbott Labs generated a positive return, but trailed the market and other portfolio holdings.  The company reorganized early in the year by spinning off its research-based business segments into a separate company, AbbVie.  This spinoff generated some weakness in the Abbott shares as investors deciphered the impact of the change.  Abbott shares experienced some volatility despite reporting earnings above expectation for several quarters and positive results in studies for several products under development.

The Bond Fund

 The Manor Bond Fund fell 1.79%, net of all fees and expenses, during the calendar year ending December 31, 2013, outperforming both the Barclays Intermediate Treasury index (-2.76%) and  the Lipper US Government mutual fund index (-3.94%).  Performance during the year reflects the relatively conservative position of the Fund’s investment portfolio of US Treasury securities.  At year-end the portfolio had an average yield to maturity of 0.91%, an average maturity of approximately 3.17 years, and an average duration of 3.09 years.  The duration of a bond portfolio is a measure of risk, with a lower duration indicating a lower level of risk.  The Fund is managed to provide a low-risk alternative for conservative investors.

Enjoying the View and Remembering the Journey

For many investors the return of the stock market to new highs is an exhilarating experience.  Investor sentiment has improved as the markets rose and the value of 401(k) accounts rebounded, but it is important to remember how difficult the journey has been and that the recovery from excesses of just a few years ago is not complete.  The “Great Recession” has been followed by a “Rocky Recovery” in the economy that may not be fully discounted by the market.  If the recovery continues to be uncertain, future market returns could be much more moderate.

As we look forward to the coming year we remain focused on the process that has guided us successfully through both good and bad times over the better part of two decades.  We believe that successful companies are managed in accordance with some basic business principles.  These include a focus on growing top line revenue by developing new products or services, and expanding existing markets, the generation of strong earnings growth by optimizing operating margins and controlling expenses, and the conversion of earnings into solid cash flow by the prudent use of capital resources.  We also believe that successful companies build their operations on solid balance sheets that focus on high-quality assets and avoid the accumulation of excessive debt.  As we approach this coming year we will continue to be guided by our investment process that is designed to help us identify companies trading at attractive valuations relative to these income and balance sheet characteristics.  While we are certainly enjoying our view from the top, we refuse to become complacent because we know that the trail could turn rocky and difficult at any time.

Sincerely,

Daniel A. Morris

MANOR INVESTMENT FUNDS

MANOR FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2013 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

MANOR INVESTMENT FUNDS

GROWTH FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2013 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

MANOR INVESTMENT FUNDS

BOND FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2013 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

MANOR INVESTMENT FUNDS

MANOR FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2013 (UNAUDITED)

Manor Fund

Comparison of the Change in Value of a $10,000 Investment in the Manor Fund, the Lipper Large Cap Core Index, and the S&P 500 Index.

Manor Fund
Average Annual Total Returns (a)
(for periods ended December 31, 2013)
$44,000
$39,000
$34,000
$29,000
$24,000
$19,000
$14,000
$9,000
9/26/1995
12/31/1996
12/31/1997
12/31/1998
12/31/1999
12/31/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
Manor Fund ($30,283)
Lipper Large Cap Core Index ($29,898)
S&P 500 ($41,878)

	1 Year	5 Year	10 Year	Since Inception
Manor Fund *	37.07%	16.52%	7.74%	6.25%
Lipper Large Cap Core Index **	31.80%	17.04%	6.70%	6.18%
S&P 500 ***	32.39%	17.94%	7.40%	8.16%

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was September 26, 1995.

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees.  They are widely recognized unmanaged indices representative of broader markets and ranges of securities than are found in the Fund’s portfolio.  Individuals cannot invest directly in an index.

***The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

This chart assumes an initial investment of $10,000 made on September 26, 1995. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

MANOR INVESTMENT FUNDS

GROWTH FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2013 (UNAUDITED)

Manor Growth Fund

Comparison of the Change in Value of a $10,000 Investment in the Manor Growth Fund, the Lipper Large Cap Growth Index, and the S&P 500 Index.

Manor Growth Fund
Average Annual Total Returns (a)
(for periods ended December 31, 2013)
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
6/30/1999
12/31/1999
12/31/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
Manor Growth Fund ($18,410)
Lipper Large Cap Growth Funds Index ($12,538)
S&P 500 ($17,676)

* Initial public offering of shares was June 30, 1999.

	1 Year	5 Year	10 Year	Since Inception
Manor Growth Fund *	35.05%	20.09%	7.16%	4.30%
Lipper Large Cap Growth Index **	35.49%	19.37%	7.06%	1.57%
S&P 500 ***	32.39%	17.94%	7.40%	4.01%

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was June 30, 1999.

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees.  They are widely recognized unmanaged indices representative of broader markets and ranges of securities than are found in the Fund’s portfolio.  Individuals cannot invest directly in an index.

***The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

This chart assumes an initial investment of $10,000 made on June 30, 1999. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

MANOR INVESTMENT FUNDS

BOND FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2013 (UNAUDITED)

Manor Bond Fund

Comparison of the Change in Value of a $10,000 Investment in the Manor Bond Fund, the Lipper US Government Index, and the Barclays Intermediate Treasury Index.

Manor Bond Fund
Average Annual Total Returns (a)
(for periods ended December 31, 2013)
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
6/30/1999
12/31/1999
12/31/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
Manor Bond Fund ($14,115)
Lipper US Government Index ($19,533)
Barclays Intermediate Treasury Index ($18,866)

	1 Year	5 Year	10 Year	Since Inception
Manor Bond Fund *	-1.79%	-0.15%	1.33%	2.40%
Lipper US Government Index **	-3.94%	3.41%	3.84%	4.72%
Barclays Intermediate Treasury Index ***	-2.76%	1.49%	3.46%	4.47%

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was June 30, 1999.

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees.  They are widely recognized unmanaged indices representative of broader markets and ranges of securities than are found in the Fund’s portfolio.  Individuals cannot invest directly in an index.

***The Barclays Intermediate Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value.

This chart assumes an initial investment of $10,000 made on June 30, 1999. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

	Manor Fund
	Schedule of Investments
	December 31, 2013

Shares		Value

COMMON STOCKS - 97.64%

Beverages - 3.03%
1,995	PepsiCo, Inc.	$ 165,465

Cogeneration Services & Small Power Producers - 1.38%
5,190	The AES Corp.	75,307

Computer & Office Equipment - 3.03%
881	International Business Machines Corp.	165,249

Computer Storage Devices - 3.43%
2,652	SanDisk Corp.	187,072

Construction, Mining & Materials Handling Machinery & Equipment - 2.42%
1,370	Dover Corp.	132,260

Converted Paper & Paperboard Products (No Container/Boxes) - 3.09%
3,365	Avery Dennison Corp.	168,889

Crude Petroleum & Natural Gas - 2.19%
1,257	Occidental Petroleum Corp.	119,541

Drilling Oil & Gas Wells - 1.01%
972	Diamond Offshore Drilling, Inc.	55,326

Electrical Work - 3.04%
5,256	Quanta Services, Inc. *	165,879

Electronic Connectors - 4.95%
3,028	Amphenol Corp. Class A	270,037

Fire, Marine & Casualty Insurance - 3.43%
1,938	Chubb Corp.	187,269

Hospital & Medical Service Plans - 1.99%
1,177	Wellpoint, Inc.	108,743

Instruments for Measuring & Testing of Electricity - 2.50%
2,387	Agilent Technologies, Inc.	136,513

Investment Advice - 2.49%
2,355	Franklin Resources, Inc.	135,954

Life Insurance - 3.42%
3,461	Metlife, Inc.	186,617

National Commercial Banks - 5.79%
2,547	JP Morgan Chase & Co.	148,949
2,155	PNC Financial Services Group, Inc.	167,185
		316,134
Oil & Gas Field Machinery & Equipment - 2.07%
1,418	National Oilwell Varco, Inc.	112,774

Perfumes, Cosmetics & Other Toilet Preparations - 4.02%
3,365	Colgate Palmolive Co.	219,432

Petroleum Refining - 3.53%
3,821	Valero Energy Corp.	192,578

Pharmaceutical Preparations - 5.01%
1,626	Actavis, Inc. *	273,168

Public Building & Related Furniture - 8.02%
2,668	BE Aerospace, Inc. *	232,196
4,006	Johnson Controls, Inc.	205,508
		437,704
Railroads, Line-Haul Operating - 3.54%
2,083	Norfolk Southern Corp.	193,365

Retail-Variety Stores - 3.13%
2,171	Wal-Mart Stores, Inc.	170,836

Semiconductors & Related Devices - 1.77%
5,456	Applied Materials, Inc.	96,462

Services-Miscellaneous Amusement & Recreation - 4.53%
3,236	Walt Disney Co.	247,230

Services-Prepackaged Software - 2.79%
4,070	Microsoft Corp.	152,259

Special Industry Machinery - 3.80%
2,672	Pentair Ltd. (Switzerland)	207,534

Steel Works, Blast Furnace Rolling Mills - 1.09%
1,109	Nucor Corp.	59,198

Telephone Communications - 2.02%
3,140	AT&T, Inc.	110,402

Wholesale - Drugs, Proprietaries & Druggists' Sundries - 5.13%
3,982	AmerisourceBergen Corp.	279,975

TOTAL FOR COMMON STOCKS (Cost $3,181,142) - 97.64%		5,329,172

SHORT TERM INVESTMENTS - 2.20%
120,230	First American Government Obligation Fund Class Y 0.01% ** (Cost $120,230)	120,230

TOTAL INVESTMENTS (Cost $3,301,372) - 99.84%		5,449,402

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.16%		8,387

NET ASSETS - 100.00%		$ 5,457,789

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at December 31, 2013.

The accompanying notes are an integral part of these financial statements.

	Manor Growth Fund
	Schedule of Investments
	December 31, 2013

Shares		Value

COMMON STOCKS - 95.46%

Beverages - 4.49%
3,765	Constellation Brands, Inc. Class A *	$ 264,981

Biological Products (No Diagnostic Substances) - 4.05%
3,182	Gilead Sciences, Inc. *	238,968

Communications Services - 3.95%
3,373	DIRECTV Group, Inc. Class A *	233,041

Crude Petroleum & Natural Gas - 1.27%
1,909	Southwestern Energy Co. *	75,081

Electronic Computers - 4.04%
425	Apple, Inc.	238,433

Fire, Marine & Casualty Insurance - 3.58%
2,042	Ace Ltd. (Switzerland)	211,408

Investment Advice - 3.61%
982	Affiliated Managers Group, Inc. *	212,976

Iron & Steel Foundries - 5.06%
1,110	Precision Castparts Corp.	298,923

Leather & Leather Products - 3.10%
2,257	Michael Kors Holdings Ltd. (China) *	183,246

Measuring & Controlling Devices - 7.51%
2,441	Thermo Fisher Scientific, Inc.	271,805
4,951	Trimble Navigation, Ltd. *	171,800
		443,605
Oil & Gas Field Services - 1.80%
1,178	Schlumberger Ltd.	106,150

Optical Instruments & Lenses - 2.34%
2,144	KLA Tencor Corp.	138,202

Petroleum Refining - 2.60%
1,850	Hess Corp.	153,550

Pharmaceutical Preparations - 5.61%
1,685	Abbott Laboratories	64,586
1,685	AbbVie Inc.	88,985
1,050	Celgene Corp. *	177,416
		330,987
Retail-Drug Stores & Proprietary Stores - 6.13%
2,773	Express Scripts, Inc. Class C *	194,776
2,911	Walgreen Co.	167,208
		361,984
Retail-Furniture, Furnishings & Equipment Stores - 2.82%
2,071	Bed, Bath & Beyond, Inc. *	166,301

Retail-Variety Stores - 2.77%
2,901	Dollar Tree, Inc. *	163,674

Semiconductors & Related Devices - 5.11%
3,229	Texas Instruments, Inc.	141,785
3,488	Xilinx, Inc.	160,169
		301,954
Services-Business Services - 6.44%
455	MasterCard, Inc.	380,134

Services-Computer Programming, Data Processing, Etc. - 3.95%
208	Google, Inc. Class A *	233,108

Services-Help Supply Services - 2.90%
4,079	Robert Half International, Inc.	171,277

Services-Prepackaged Software - 5.13%
2,892	Microsoft Corp.	108,190
5,092	Oracle Corp.	194,820
		303,010
Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 3.17%
2,824	Church & Dwight Co., Inc.	187,175

Wholesale-Motor Vehicles & Motor Vehicle Parts & Supplies - 4.03%
7,232	LKQ Corp. *	237,933

TOTAL FOR COMMON STOCKS (Cost $3,052,090) - 95.46%		5,636,101

SHORT TERM INVESTMENTS - 4.54%
268,223	First American Government Obligation Fund Class Y 0.01% ** (Cost $268,223)	268,223

TOTAL INVESTMENTS (Cost $3,320,313) - 100.00%		5,904,324

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.00)%		(78)

NET ASSETS - 100.00%		$ 5,904,246

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at December 31, 2013.

The accompanying notes are an integral part of these financial statements.

	Manor Bond Fund
	Schedule of Investments
	December 31, 2013

Face Amount		Value

US TREASURY NOTES - 98.67%
125,000	US Treasury Note 0.375% Due 11/15/2015	$ 125,073
150,000	US Treasury Note 0.50% Due 06/15/2016	149,848
200,000	US Treasury Note 0.625% Due 05/31/2017	197,391
375,000	US Treasury Note 1.00% Due 03/31/2017	375,820
125,000	US Treasury Note 1.00% Due 11/30/2019	117,451
350,000	US Treasury Note 1.25% Due 10/31/2015	355,797
250,000	US Treasury Note 1.375% Due 11/30/2018	246,250

TOTAL FOR US TREASURY NOTES (Cost $1,570,014) - 98.67%		1,567,630

SHORT TERM INVESTMENTS - 1.16%
18,470	First American Treasury Obligation Class Y 0.00% ** (Cost $18,470)	18,470

TOTAL INVESTMENTS (Cost $1,588,484) - 99.83%		1,586,100

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.17%		2,721

NET ASSETS - 100.00%		$ 1,588,821

** Variable rate security; the coupon rate shown represents the yield at December 31, 2013.

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Statements of Assets and Liabilities
December 31, 2013

Assets:	Manor Fund	Growth Fund	Bond Fund
Investments in Securities, at Value
(Cost $3,301,372, $3,320,313, and $1,588,484, respectively)	$ 5,449,402	$ 5,904,324	$ 1,586,100
Cash	750	750	1,000
Receivables:
Dividends and Interest	9,087	734	2,290
Total Assets	5,459,239	5,905,808	1,589,390
Liabilities:
Payables:
Due to Advisor	700	756	169
Administrative Expenses	450	506	-
Shareholder Redemptions	300	300	400
Total Liabilities	1,450	1,562	569
Net Assets	$ 5,457,789	$ 5,904,246	$ 1,588,821

Net Assets Consist of:
Capital Stock	$ 225	$ 330	$ 153
Paid In Capital	3,309,534	3,418,348	1,595,641
Undistributed Net Investment Income (Loss)	-	-	734
Accumulated Realized Gain (Loss) on Investments	-	(98,443)	(5,323)
Unrealized Appreciation (Depreciation) in Value of Investments	2,148,030	2,584,011	(2,384)
Net Assets (10,000,000 shares authorized, $0.001 par value) for 225,225, 330,222 and 152,894 shares outstanding, respectively.
	$ 5,457,789	$ 5,904,246	$ 1,588,821

Net Asset Value and Offering Price Per Share	$ 24.23	$ 17.88	$ 10.39

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Statements of Operations
For the year ended December 31, 2013

	Manor Fund	Growth Fund	Bond Fund
Investment Income:
Dividends	$ 84,267	$ 43,013	$ -
Interest	20	32	19,301
Total Investment Income	84,287	43,045	19,301

Expenses:
Advisory	31,782	33,660	6,422
Administrative	2,641	2,865	849
Shareholder Service	4,241	4,475	437
Transfer Agent and Fund Accounting	6,116	6,116	6,166
Insurance	1,433	1,396	550
Audit	5,916	5,916	2,957
Registration	3,828	4,730	1,566
Custody	3,120	2,777	1,920
Legal	2,350	2,733	1,161
Printing and Mailing	960	1,553	240
Quotes and Fees	820	867	319
Miscellaneous	1,060	940	761
Total Expenses	64,267	68,028	23,348
Fees Waived and Reimbursed by the Advisor	(15,365)	(16,205)	(10,505)
Net Expenses	48,902	51,823	12,843

Net Investment Income (Loss)	35,385	(8,778)	6,458

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	194,634	129,443	(5,444)
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,218,463	1,370,335	(31,646)
Net Realized and Unrealized Gain (Loss) on Investments	1,413,097	1,499,778	(37,090)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 1,448,482	$ 1,491,000	$ (30,632)

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Manor Fund
Statements of Changes in Net Assets

	Years Ended
	12/31/2013	12/31/2012
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 35,385	$ 21,749
Net Realized Gain on Investments	194,634	252,143
Net Change in Unrealized Appreciation on Investments	1,218,463	55,019
Net Increase in Net Assets Resulting from Operations	1,448,482	328,911

Distributions to Shareholders from:
Net Investment Income	(35,391)	(21,569)
Realized Gains	(194,631)	(5,547)
Total Distributions	(230,022)	(27,116)

Capital Share Transactions:
Proceeds from Sold Shares	444,268	208,911
Reinvestment of Distributions	230,022	27,116
Cost of Shares Redeemed	(399,679)	(755,672)
Net Increase (Decrease) from Capital Shares Transactions	274,611	(519,645)

Total Increase (Decrease)	1,493,071	(217,850)

Net Assets
Beginning of Period	3,964,718	4,182,568
End of Period (Including Accumulated Undistributed Net
Investment Income of $0 and $180, respectively)	$ 5,457,789	$ 3,964,718

Share Transactions:
Shares Sold	20,028	11,339
Shares Issued on Reinvestment of Distributions	9,553	1,488
Shares Redeemed	(19,158)	(41,556)
Net Increase (Decrease) in Outstanding Shares of Fund	10,423	(28,729)

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Growth Fund
Statements of Changes in Net Assets

	Years Ended
Increase (Decrease) in Net Assets From Operations:	12/31/2013	12/31/2012
Net Investment Loss	$ (8,778)	$ (15,563)
Net Realized Gain on Investments	129,443	89,579
Net Change in Unrealized Appreciation on Investments	1,370,335	479,069
Net Increase in Net Assets Resulting from Operations	1,491,000	553,085

Distributions to Shareholders from:
Net Investment Income	-	-
Realized Gains	-	-
Total Distributions	-	-

Capital Share Transactions:
Proceeds from Sold Shares	557,920	261,450
Reinvestment of Distributions	-	-
Cost of Shares Redeemed	(370,607)	(840,500)
Net Increase (Decrease) from Capital Shares Transactions	187,313	(579,050)

Total Increase (Decrease)	1,678,313	(25,965)

Net Assets
Beginning of Period	4,225,933	4,251,898
End of Period (Including Accumulated Undistributed Net Investment
Income (Loss) of $0 and $0, respectively)	$5,904,246	$4,225,933

Share Transactions:
Shares Sold	36,467	19,948
Shares Issued on Reinvestment of Distributions	-	-
Shares Redeemed	(25,469)	(64,893)
Net Increase (Decrease) in Outstanding Shares of Fund	10,998	(44,945)

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Bond Fund
Statements of Changes in Net Assets

	Years Ended
Increase (Decrease) in Net Assets From Operations:	12/31/2013	12/31/2012
Net Investment Income	$ 6,458	$ 6,238
Net Realized Gain (Loss) on Investments	(5,444)	233
Net Change in Unrealized Depreciation on Investments	(31,646)	(2,698)
Net Increase (Decrease) in Net Assets Resulting from Operations	(30,632)	3,773

Distributions to Shareholders from:
Net Investment Income	(6,008)	(6,157)
Realized Gains	-	(207)
Total Distributions	(6,008)	(6,364)

Capital Share Transactions:
Proceeds from Sold Shares	15,719	519,862
Shares Issued on Reinvestment of Distributions	6,008	6,364
Cost of Shares Redeemed	(88,153)	(653,476)
Net Decrease from Capital Share Transactions	(66,426)	(127,250)

Total Decrease	(103,066)	(129,841)

Net Assets
Beginning of Period	1,691,887	1,821,728
End of Period (Including Accumulated Undistributed Net
Investment Income of $734 and $284, respectively)	$1,588,821	$1,691,887

Share Transactions:
Shares Sold	1,499	48,684
Shares Issued on Reinvestment of Distributions	578	598
Shares Redeemed	(8,473)	(61,242)
Net Decrease in Outstanding Shares of Fund	(6,396)	(11,960)

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Manor Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009

Net Asset Value, at Beginning of Period	$ 18.46	$ 17.18	$ 17.11	$ 15.14	$ 12.01

Income From Investment Operations:
Net Investment Income *	0.17	0.09	0.06	0.04	0.10
Net Gain (Loss) on Securities (Realized and Unrealized)	6.67	1.32	0.07	1.97	3.12
Total from Investment Operations	6.84	1.41	0.13	2.01	3.22

Distributions:
Net Investment Income	(0.16)	(0.10)	(0.06)	(0.04)	(0.09)
Realized Gains	(0.91)	(0.03)	-	-	-
Total from Distributions	(1.07)	(0.13)	(0.06)	(0.04)	(0.09)

Net Asset Value, at End of Period	$ 24.23	$ 18.46	$ 17.18	$ 17.11	$ 15.14

Total Return **	37.07%	8.20%	0.78%	13.29%	26.83%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 5,458	$ 3,965	$ 4,183	$ 4,230	$ 3,800
Before Waivers
Ratio of Expenses to Average Net Assets	1.40%	2.18%	1.92%	1.72%	1.86%
After Waivers
Ratio of Expenses to Average Net Assets	1.07%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income to Average Net Assets	0.77%	0.51%	0.36%	0.27%	0.74%
Portfolio Turnover	21.68%	10.15%	11.87%	3.20%	9.59%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Growth Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009

Net Asset Value, at Beginning of Period	$ 13.24	$ 11.68	$ 11.87	$ 9.96	$ 7.16

Income From Investment Operations:
Net Investment Loss *	(0.03)	(0.04)	(0.06)	(0.06)	(0.03)
Net Gain (Loss) on Securities (Realized and Unrealized)	4.67	1.60	(0.13)	1.97	2.83
Total from Investment Operations	4.64	1.56	(0.19)	1.91	2.80

Distributions:
Net Investment Income	-	-	-	-	-
Realized Gains	-	-	-	-	-
Total from Distributions	-	-	-	-	-

Net Asset Value, at End of Period	$ 17.88	$ 13.24	$ 11.68	$ 11.87	$ 9.96

Total Return **	35.05%	13.36%	(1.60)%	19.18%	39.11%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 5,904	$ 4,226	$ 4,252	$ 4,559	$ 3,801
Before Waivers
Ratio of Expenses to Average Net Assets	1.39%	2.11%	1.91%	1.76%	1.85%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.06%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Loss to Average Net Assets	(0.18)%	(0.34)%	(0.52)%	(0.58)%	(0.44)%
Portfolio Turnover	19.71%	13.03%	10.01%	9.86%	19.01%

* Per share net investment loss has been determined on the basis of average shares outstanding during the period.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Bond Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	12/31/2013	12/31/2012		12/31/2011	12/31/2010	12/31/2009

Net Asset Value, at Beginning of Period	$ 10.62	$ 10.64		$ 10.67	$ 10.65	$ 10.89

Income From Investment Operations:
Net Investment Income *	0.04	0.04		0.02	0.06	0.14
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.23)	(0.02)		0.07	0.03	(0.23)
Total from Investment Operations	(0.19)	0.02		0.09	0.09	(0.09)

Distributions:
Net Investment Income	(0.04)	(0.04)		(0.02)	(0.06)	(0.15)
Realized Gains	-	-	***	(0.10)	(0.01)	-
Total from Distributions	(0.04)	(0.04)		(0.12)	(0.07)	(0.15)

Net Asset Value, at End of Period	$ 10.39	$ 10.62		$ 10.64	$ 10.67	$ 10.65

Total Return **	(1.79)%	0.19%		0.83%	0.85%	(0.80)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 1,589	$ 1,692		$ 1,822	$ 2,416	$ 2,035
Before Waivers
Ratio of Expenses to Average Net Assets	1.42%	1.92%		1.74%	1.35%	1.46%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	0.78%	1.00%		1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.39%	0.35%		0.21%	0.53%	1.26%
Portfolio Turnover	29.09%	35.65%		49.95%	41.12%	29.87%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
*** Amount less than $0.005 per share.
The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization: Manor Investment Funds (the “Company”) is an open-end management investment company and was incorporated in the Commonwealth of Pennsylvania on September 13, 1995. Effective,  January 1, 2012, the Manor Investment Funds were reorganized as a Delaware Business Trust, as Manor Investment Funds (the “Trust”); comprising of Manor Fund, Growth Fund and Bond Fund (collectively “the Funds”).  Effective January 3, 2012 Manor Investment Funds was dissolved by domestication in Pennsylvania. The primary investment objective of each of the Funds follows: Manor Fund – long-term capital appreciation and moderate level of income, investing primarily in common stocks of large corporations in the United States; Growth Fund - long-term capital appreciation, investing primarily in common stocks of U.S. corporations; Bond Fund - current income, investing primarily in U.S. Government obligations.

The following is a summary of the significant accounting policies followed by the Company in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 2.

Federal Income Taxes: The Funds policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

In addition, GAAP requires management of the Funds to analyze all open tax years, fiscal years 2010-2013, as defined by IRS statue of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the year ended December 31, 2013, the Funds did not have a liability for any unrecognized tax benefits.  The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders: The Funds intend to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other: The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities when determined to be material. Withholding taxes on foreign dividends will be provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Reclassifications: In accordance with GAAP, the Growth Fund recorded a permanent book/tax difference of $8,778 from net investment loss to paid-in-capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Subsequent Events: Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

2.  SECURITIES VALUATIONS

Processes and Structure

The Funds’ Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of  their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common and preferred stock). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

U.S. government securities. U.S. government securities are normally valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in level 1 or level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities.

The following table summarizes the inputs used to value each Fund’s assets and liabilities measured at fair value as of December 31, 2013:

Manor Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks	$ 5,329,172	$ -	$ -	$ 5,329,172
Short-Term Investments:
First American Government Obligation Fund Class Y	120,230	-	-	120,230
	$ 5,449,402	$ -	$ -	$ 5,449,402

Growth Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks	$ 5,636,101	$ -	$ -	$ 5,636,101
Short-Term Investments:
First American Government Obligation Fund Class Y	268,223	-	-	268,223
	$ 5,904,324	$ -	$ -	$ 5,904,324

Bond Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value
US Treasury Notes	$ 1,567,630	$ -	$ -	$ 1,567,630
Short-Term Investments:
First American Treasury Obligation Class Y	18,470	-	-	18,470
	$ 1,586,100	$ -	$ -	$ 1,586,100

The Funds did not hold any Level 3 assets during the year ended December 31, 2013. The Funds did not hold any derivative instruments at any time during the year ended December 31, 2013. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

3.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has an investment advisory agreement (the “agreement”) with Morris Capital Advisors, LLC (the “Advisor”), with whom certain officers and directors of the Funds are affiliated, to furnish investment management services to the Funds. Under the terms of the prior agreement, the Funds paid the Advisor a monthly fee based on the Funds’ average daily net assets at the annual rate of 1.00% for Manor Fund and Growth Fund and 0.5% for Bond Fund. As of August 29, 2013, the Advisor replaced the current fee and expense structure with a unified fee (“Unified Fee”) for all of the series of the Funds.  Under the Unified Fee, the Advisor will take on a contractual obligation to pay all ordinary operating expenses of the Funds without any increase in Advisor’s fee.  The Funds were currently obligated to pay these expenses through August 29, 2013, although the Advisor has entered into annual voluntary expense waiver and reimbursement agreements that typically cap a series’ ordinary operating expenses at the same rate as Advisor’s fee.  Under the Unified Fee, the Advisor shall pay all of the expenses of each series of the Trust, except for the fee payment under the investment advisory agreements between the Advisor and the Trust. For the period of January 1, 2013 through August 28, 2013, the Advisor earned advisory fees from the Manor, Growth and Bond Funds of $28,599, $30,201, and $5,506, respectively. For the period of August 29, 2013 through December 31, 2013, the Advisor earned advisory fees from the Manor, Growth and Bond Funds of $3,183, $3,459 and $916, respectively. As of December 31, 2013, the Manor, Growth and Bond Funds owed the Advisor $700, $756 and $169, respectively.

Under the terms of the prior agreement if the aggregate expenses of the Funds are equal to or greater than 1.50% for Manor Fund and Growth Fund and 1.00% for Bond Fund of the Funds’ net assets the Advisor reimbursed the Funds for these expenses. The reimbursements from the Advisor for the Manor, Growth and Bond Funds for the period of January 1, 2013 through August 28, 2013 were $15,365, $16,205, and $10,505, respectively.

As of August 29, 2013, the Trust also had entered into an administration agreement with the Advisor to furnish administrative and supervisory services as may from time to time be reasonably requested by the Trust and in general to provide supervision of the overall operations of the Trust. Under this agreement, each Fund pays the Advisor a monthly fee based on the Fund’s average daily net assets not to exceed 0.50%. The fees payable under this administrative agreement, which, when combined with fees payable under the Shareholder Services Plan (see Note 4), are not to exceed 0.50%, in total, of the average daily net assets of the Manor Fund, Growth Fund and Bond Fund. For the period of August 29, 2013 through December 31, 2013, the Advisor earned a fee of $2,641, $2,865 and $849 from the Manor, Growth and Bond Funds, respectively. As of December 31, 2013, the Funds owed the Advisor administrative fees of $450 and $506 for the Manor and Growth Funds, respectively.

4.   SHAREHOLDER SERVICES PLAN

The shareholders and Board of Trustees of the Company approved a “Shareholder Services Plan” (the “Plan”) at a meeting held on September 15, 2011.  The Company adopted this Plan to enable the Company to bear, directly or indirectly, expenses relating to the provision of certain shareholder services each of the respective funds of the Company.  The Company will pay Service Providers a fee not to exceed 0.25% of the average daily net assets of each of the Manor, Growth and Bond Fund assets with whom the Service Provider has a service relationship for shareholder services. Services for which this fee may be paid include, but are not limited to, (i) maintaining accounts relating to Clients that invest in Shares; (ii) arranging for bank wires; (iii) responding to Client inquiries relating to the services performed by Service Providers; (iv) responding to inquiries from Clients concerning their investment in Shares; (v) assisting Clients in changing dividend options, account designations and addresses; (vi) providing information periodically to Clients showing their position in Shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to Clients; (viii) processing purchase, exchange and redemption requests from Clients and placing orders with the Funds or their service providers; (ix) providing sub-accounting with respect to Shares beneficially owned by Clients; and (x) processing dividend payments from the Funds on behalf of Clients.  Service Providers may also use this fee for payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund supermarkets, and the Service Providers’ affiliates and subsidiaries as compensation for such services as are described herein. For the year ended December 31, 2013, the Manor Fund, Growth Fund, and Bond Fund incurred shareholder service fees of $4,241, $4,475, and $437, respectively.

5.   INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended December 31, 2013, were as follows:

	Manor Fund	Growth Fund	Bond Fund
Purchases	$ 1,015,716	$ 920,147	$ 474,364
Sales	$ 955,862	$ 908,844	$ 542,925

6.   FEDERAL INCOME TAXES

As of December 31, 2013, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows:

	Manor Fund	Growth Fund	Bond Fund
Federal tax cost of investments, including short-term investments	$ 3,301,372	$ 3,320,313	$ 1,588,484
Gross tax appreciation of investments	$ 2,155,256	$ 2,621,337	$ 10,477
Gross tax depreciation of investments	$(7,226)	$(37,326)	$(12,861)
Net tax appreciation (depreciation)	$ 2,148,030	$ 2,584,011	$(2,384)

The Funds tax basis capital gains and losses are determined only at the end of each fiscal year.  For tax purposes, at December 31, 2013, the following represents the tax basis capital gains and losses:

Capital Loss Carryforward +	Manor Fund	Growth Fund	Bond Fund
2017	$ —	$ (36,981)	$ —
2018	$ —	$ (61,461)	$ —
No expiration – Short term	$ —	$ —	$ (5,444)
Distributable Earnings	$ —	$ —	$ 734
Accumulated Realized Gains	$ —	$ —	$ —

For the year ended December 31, 2013, the Growth Fund used $129,443 of its capital loss carryforwards.

+ The capital loss carry-forwards will be used to offset any capital gains realized by the Funds in future years through the expiration dates.  The Funds will not make distributions from capital gains while a capital loss carry-forward remains.

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States

The tax character of distributions paid during the years December 31, 2013 and 2012 were as follows:

	Manor Fund		Growth Fund		Bond Fund
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
Ordinary Income	$ 35,391	$ 21,569	$ —	$ —	$ 6,008	$ 6,157
Short-term Gain	$ 20,464	$ —	$ —	$ —	$ —	$ 175
Long-term Gain	$ 174,167	$ 5,547	$ —	$ —	$ —	$ 32

7.  NEW ACCOUNTING PRONOUNCEMENT

In June 2013, the FASB issued ASU 2013-08, Financial Services Investment Companies, which updates the scope, measurement, and disclosure requirements for U.S. GAAP including identifying characteristics of an investment company, measurement of ownership in other investment companies and requires additional disclosures regarding investment company status and following guidance in Topic 946 of the FASB Accounting Standards Codification (“FASC”).  The ASU is effective for interim and annual reporting periods that begin after December 15, 2013.  Management is currently evaluating the impact that these pronouncements may have on the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

  of the Manor Investment Funds

We have audited the accompanying statements of assets and liabilities of Manor Fund, Growth Fund and Bond Fund (collectively the “Funds”), the funds comprising the Manor Investment Funds, including the schedules of investments, as of December 31, 2013 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds were not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of December 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Funds as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended,  and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

February 24, 2014

Manor Investment Funds
Expense Illustration
December 31, 2013 (Unaudited)

Expense Example

As a shareholder of Manor Investment Funds, you incur ongoing costs which consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Manor Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2013	December 31, 2013	July 1, 2013 to December 31, 2013

Actual	$1,000.00	$1,179.64	$5.88
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.81	$5.45

* Expenses are equal to the Fund's annualized expense ratio of 1.07%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Growth Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2013	December 31, 2013	July 1, 2013 to December 31, 2013

Actual	$1,000.00	$1,213.85	$5.91
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.86	$5.40

* Expenses are equal to the Fund's annualized expense ratio of 1.06%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Bond Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2013	December 31, 2013	July 1, 2013 to December 31, 2013

Actual	$1,000.00	$998.99	$3.93
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,021.27	$3.97

* Expenses are equal to the Fund's annualized expense ratio of 0.78%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MANOR INVESTMENT FUNDS

TRUSTEES AND OFFICERS

DECEMBER 31, 2013 (UNAUDITED)

The following table provides information regarding each Trustee who is not an “interested person” of the Funds, as defined in the Investment Company Act of 1940.  Each Trustee serves a one year term, and stands for re-election annually.

Name, Address and Age	Position & Length of Time Served with the Fund	Principal Occupations During Past 5 Years and Current Directorships
Bruce Laverty 15 Chester Commons Malvern, PA 19355 52	Trustee since 1995	Mr. Laverty is a Partner of the law firm Laverty Law Offices LLC.
John McGinn 15 Chester Commons Malvern, PA 19355 69	Trustee since 2002	Mr. McGinn is an independent real estate sales consultant.
Fred Myers 15 Chester Commons Malvern, PA 19355 62	Trustee since 1995	Mr. Myers is founding Partner of the accounting firm of Myers & Associates, CPA’s.
Edward Szkudlapski 15 Chester Commons Malvern, PA 19355 56	Trustee since 2000	Mr. Szkudlapski is President of Eclipse Business Solutions, Inc.
Alan Weintraub 15 Chester Commons Malvern, PA 19355 60	Trustee since 1995	Mr. Weintraub is a Chief Technical Officer with Perficient, Austin, TX.
Howard Weisz 15 Chester Commons Malvern, PA 19355 72	Trustee since 2008	Mr. Weisz is an Independent Management Consultant.

The Trustees received no fees for the year ended December 31, 2013.

The following table provides information regarding each Trustee who is an “interested person” of the Fund, as defined in the Investment Company Act of 1940, and each officer of the Fund.  Each Trustee serves a one year term, and stands for re-election annually.

Name, Address, and Age	Position and Length of Time Served with the Fund	Principal Occupations During Past 5 Years and Current Directorships
Daniel A. Morris 15 Chester Commons Malvern, PA 19355 59	Trustee, President, Advisor Since 1995	Mr. Morris is President, Chief Investment Officer, and Portfolio Manger for Morris Capital Advisors, LLC and Manor Investment Funds.
John R. Giles 15 Chester Commons Malvern, PA 19355 58	Trustee, Vice-President, Advisor, Secretary Since 2005	Mr. Giles is Director of Marketing for Morris Capital Advisors, LLC and Manor Investment Funds, and Secretary of Manor Investment Funds.

MANOR INVESTMENT FUNDS

ADDITIONAL INFORMATION

DECEMBER 31, 2013 (UNAUDITED)

Proxy Voting Procedures

The Company’s Board of Trustees has approved proxy voting procedures for the voting of proxies relating to securities held by the Fund.  Records of the Fund’s proxy voting records are maintained and are available for inspection.  The Board is responsible for overseeing the implementation of the procedures.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-787-3334; or on the Fund’s website at www.manorfunds.com under Fund Information, Proxy Voting, or on the SEC website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Company now files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q.  These forms are available on the SEC’S website at http://www.sec.gov.  They may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-723-0330.

Compensation of Board of Trustees

The members of the Board of Trustees serve without compensation.  Daniel A. Morris, President of Manor Investment Funds (“the Funds”), and President of Morris Capital Advisors, LLC, adviser to the Funds, and an Interested Trustee of the Funds, receives no compensation directly from the Funds.  He is compensated through the management fee paid to the adviser by the Funds.  The business and affairs of the Fund are managed under the direction of the Funds’ Board of Trustees.  Information pertaining to the Trustees of the Fund are set forth below.  The Statement of Additional Information includes additional information about the Funds’ Trustees, and is available without charge, by calling 1-800-787-3334.   Each trustee may be contacted by writing to the trustee c/o Manor Investment Funds, 15 Chester Commons, Malvern, PA  19355.

ITEM 2.  CODE OF ETHICS.

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal account officer or controller, or persons performing similar functions. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s audit committee consists of two independent directors, Chaired by Fred Myers. The Board of Directors has determined that the Registrant has at least three financial experts serving on its Board.
Mr. Daniel Morris, Mr. John Giles, and Mr. Fred Myers are the Board’s financial experts. Mr. Morris and Mr. Giles are “interested” directors, and Mr. Myers is an “independent” director.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax Services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	12/31/2013	12/31/2012
Audit Fees	$18,900	$21,000
Audit Related Fees	$775	$0
Tax Fees	$4,800	$5,100
All Other Fees	$0	$0

Each year, the registrant’s Board of Directors recommend a principal accountant to perform audit services for the registrant. At the registrant’s Annual Meeting, the shareholders vote to approve or disapprove the principal accountant recommended by the Board.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

 ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.

(a) The registrant’s president and chief financial officer has concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13-a-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the registrant’s second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)  Code of Ethics — For annual reports.

(a)(2)  Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)       Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manor Investment Funds

By /s/ Daniel A. Morris
     President

Date March 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Manor Investment Funds
By /s/ Daniel A. Morris
     President

Date March 5, 2014